EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                           PERIOD ENDING MAY 31, 2002

The information which is required to be prepared with respect to the Payment Date of June 20, 2002, and with respect to the performance of the Trust during the period of May 1, 2002 through May 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to
                the Class A Noteholder .................................................                       $                 --
                                                                                                               --------------------

            2.  The amount of distribution in respect to principal payment to
                the Class B Noteholder .................................................                       $                 --
                                                                                                               --------------------

            3.  The amount of distribution in respect to principal payment to
                the Class C Noteholder .................................................                       $                 --
                                                                                                               --------------------

            4.  The amount of distribution in respect to principal payment to
                the Class D Noteholder .................................................                       $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly
                Interest ...............................................................                       $            1.73083
                                                                                                               --------------------

            2.  The amount of distribution in respect to the Class B Monthly
                Interest ...............................................................                       $            2.05806
                                                                                                               --------------------

            3.  The amount of distribution in respect to the Class C Monthly
                Interest ...............................................................                       $            2.66083
                                                                                                               --------------------

            4.  The amount of distribution in respect to the Class D Monthly
                Interest ...............................................................                       $            4.16778
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A
                Noteholder .............................................................                       $            1.73083
                                                                                                               --------------------

            2.  The total amount of distribution in respect to the Class B
                Noteholder .............................................................                       $            2.05806
                                                                                                               --------------------

            3.  The total amount of distribution in respect to the Class C
                Noteholder .............................................................                       $            2.66083
                                                                                                               --------------------

            4.  The total amount of distribution in respect to the Class D
                Noteholder .............................................................                       $            4.16778
                                                                                                               --------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.  The aggregate amount of such Collections with respect to
                Principal Receivables for the Monthly Period preceding such
                Payment Date ...........................................................                       $     372,712,804.46
                                                                                                               --------------------

            2.  The aggregate amount of such Collections with respect to Finance
                Charge and Administrative Receivables for the Monthly Period
                preceding such Payment Date ............................................                       $      44,455,818.30
                                                                                                               --------------------

            3.  Recoveries for the preceding Monthly Period ............................                       $       1,031,890.95
                                                                                                               --------------------

            4.  The Defaulted Amount for the preceding Monthly Period ..................                       $      17,575,644.82
                                                                                                               --------------------

            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
                Receivables for the preceding Monthly Period ...........................                                       9.69%
                                                                                                               --------------------

            6.  The total amount of Principal Receivables in the trust at the
                beginning of the preceding Monthly Period ..............................                       $   1,976,708,291.17
                                                                                                               --------------------

            7.  The total amount of Principal Receivables in the trust as of the
                last day of the preceding Monthly Period ...............................                       $   2,025,756,994.10
                                                                                                               --------------------

            8.  The total amount of Finance Charge and Administrative Receivables
                in the Trust at the beginning of the preceding Monthly Period ..........                       $      46,817,805.98
                                                                                                               --------------------

            9.  The total amount of Finance Charge and Administrative Receivables
                in the Trust as of the last day of the preceding Monthly Period ........                       $      47,740,944.66
                                                                                                               --------------------

            10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                 outstanding as of the last day of the preceding Monthly Period ........                       $   1,591,818,063.00
                                                                                                               --------------------

            11.  The Transferor Interest as of the last day of the preceding
                 Monthly Period ........................................................                       $     433,938,931.10
                                                                                                               --------------------

            12.  The Transferor Percentage as of the last day of the preceding
                 Monthly Period ........................................................                                      21.42%
                                                                                                               --------------------

            13.  The Required Transferor Percentage ....................................                                       7.00%
                                                                                                               --------------------

            14.  The monthly principal payment rate for the preceding Monthly
                 Period ................................................................                                     18.855%
                                                                                                               --------------------

            15.  The balance in the Excess Funding Account as of the last day
                 of the preceding Monthly Period .......................................                       $                 --
                                                                                                               --------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                               Percentage            Aggregate
                                                                                 of Total             Account
                                                                               Receivables            Balance
                        (a) Delinquent between 30 days and 59 days                 1.796%         $ 37,241,230.18
                        (b) Delinquent between 60 days and 89 days                 1.615%         $ 33,487,953.44
                        (c) Delinquent between 90 days and 119 days                1.274%         $ 26,411,160.78
                        (d) Delinquent between 120 days and 149 days               1.165%         $ 24,157,536.47
                        (e) Delinquent between 150 days and 179 days               0.991%         $ 20,547,628.84
                        (f) Delinquent 180 days or greater                         0.000%         $            --
                                                                                --------          ---------------
                        (e) Aggregate                                              6.841%         $141,845,509.71
                                                                                ========          ===============


V.    Information regarding Series 2000-B

            1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-B as of the last day of the
                related Monthly Period .................................................                       $     600,000,000.00
                                                                                                               --------------------

            2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-B on the last day of
                the related Monthly Period .............................................                       $     600,000,000.00
                                                                                                               --------------------
                                                                                             NOTE FACTORS

            3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
                Monthly Period .........................................................        1.0000         $     480,000,000.00
                                                                                                               --------------------

            4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
                Monthly Period .........................................................        1.0000         $      57,000,000.00
                                                                                                               --------------------

            5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
                Monthly Period .........................................................        1.0000         $      42,000,000.00
                                                                                                               --------------------

            6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
                Monthly Period .........................................................        1.0000         $      21,000,000.00
                                                                                                               --------------------

            7.  The Floating Investor Percentage with respect to the period:

            May 1, 2002 through May 21, 2002 ...........................................                                 30.3534924%
                                                                                                               --------------------
            May 22, 2002 through May 31, 2002 ..........................................                                 29.4883081%
                                                                                                               --------------------

            8.  The Fixed Investor Percentage with respect to the period:

            May 1, 2002 through May 21, 2002 ...........................................                                         N/A
                                                                                                               --------------------
            May 22, 2002 through May 31, 2002 ..........................................                                         N/A
                                                                                                               --------------------

            9. The amount of Investor Principal Collections applicable to Series
               2000-B ..................................................................                       $     112,075,467.59
                                                                                                               --------------------

            10a. The amount of Available Finance Charge Collections on deposit
                 in the Collection Account on the related Payment Date .................                       $      10,720,762.82
                                                                                                               --------------------

            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                 pursuant to Section 8.04(a) of the Master Indenture ...................                       $       2,668,057.53
                                                                                                               --------------------

            11.  The Investor Default Amount for the related Monthly Period ............                       $       5,210,829.54
                                                                                                               --------------------

            12.  The Monthly Servicing Fee for the related Monthly Period ..............                       $       1,000,000.00
                                                                                                               --------------------

            13.  Trust yields for the related Monthly Period

                        a. The cash yield for the related Monthly Period ...............                                      26.78%
                                                                                                               --------------------

                        b. The default rate for the related Monthly Period .............                                      10.42%
                                                                                                               --------------------

                        c. The Net Portfolio Yield for the related Monthly Period ......                                      16.36%
                                                                                                               --------------------

                        d.  The Base Rate for the related Monthly Period ...............                                       4.29%
                                                                                                               --------------------

                        e.  The Excess Spread Percentage for the related Monthly
                            Period .....................................................                                      12.07%
                                                                                                               --------------------

                        f.  The Quarterly Excess Spread Percentage for the
                            related Monthly Period .....................................                                      13.21%
                                                                                                               --------------------

                                 I) Excess Spread Percentage related to         May-02                                        12.07%
                                                                                                               ---------------------

                                 ii) Excess Spread Percentage related to        Apr-02                                        12.44%
                                                                                                               ---------------------

                                 iii) Excess Spread Percentage related to       Mar-02                                        15.13%
                                                                                                               ---------------------

            14.  Floating Rate Determinations:

               LIBOR for the Interest Period from May 20 through and including
                June 19, 2002 ..........................................................                                    1.84000%
                                                                                                               --------------------

            15.  Principal Funding Account

                        a.  The amount on deposit in the Principal Funding
                            Account on the related Payment Date (after taking
                            into consideration deposits and withdraws for the
                            related Payment Date) ......................................                       $                 --
                                                                                                               --------------------

                        b.  The Accumulation Shortfall with respect to the
                            related Monthly Period .....................................                       $                 --
                                                                                                               --------------------

                        c.  The Principal Funding Investment Proceeds deposited
                            in the Collection Account to be treated as Available
                            Finance Charge Collections .................................                       $                 --
                                                                                                               --------------------

            16.  Reserve Account

                        a.  The amount on deposit in the Reserve Account on the
                            related Payment Date (after taking into consideration
                            deposits and withdraws for the related Payment Date) .......                       $                 --
                                                                                                               --------------------

                        b.  The Reserve Draw Amount for the related Monthly
                            Period deposited into the Collection Account to be
                            treated as Available Finance Charge Collections ............                       $                 --
                                                                                                               --------------------

                        c.  Interest earnings on the Reserve Account deposited
                            into the Collection Account to be treated as
                            Available Finance Charge Collections .......................                       $                 --
                                                                                                               --------------------

            17.  Cash Collateral Account

                        a.  The Required Cash Collateral Account Amount on the
                            related Payment Date .......................................                       $      10,500,000.00
                                                                                                               --------------------

                        b.  The Available Cash Collateral Account Amount on the
                            related Payment Date .......................................                       $      10,500,000.00
                                                                                                               --------------------

            18.  Investor Charge-Offs

                        a.  The aggregate amount of Investor Charge-Offs for the
                            related Monthly Period .....................................                       $                 --
                                                                                                               --------------------

                        b.  The aggregate amount of Investor Charge-Offs
                            reimbursed on the Payment Date .............................                       $                 --
                                                                                                               --------------------

            19.  The Monthly Principal Reallocation Amount for the related
                 Monthly Period ........................................................                       $                 --
                                                                                                               --------------------


                                 Advanta Bank Corp.
                                 as Servicer

                                 By:     /s/ MARK SHAPIRO
                                 Name:   Mark Shapiro
                                 Title:  Assistant Vice President - Structured
                                         Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING MAY 31, 2002

The information which is required to be prepared with respect to the Payment Date of June 20, 2002, and with respect to the performance of the Trust during the period of May 1, 2002 through May 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder ............ $                 --
                                                                                                             --------------------

       2.  The amount of distribution in respect to principal payment to the Class B Noteholder ............ $                 --
                                                                                                             --------------------

       3.  The amount of distribution in respect to principal payment to the Class C Noteholder ............ $                 --
                                                                                                             --------------------

       4.  The amount of distribution in respect to principal payment to the Class D Noteholder ............ $                 --
                                                                                                             --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest ........................... $            1.79972
                                                                                                             --------------------

       2.  The amount of distribution in respect to the Class B Monthly Interest ........................... $            2.18722
                                                                                                             --------------------

       3.  The amount of distribution in respect to the Class C Monthly Interest ........................... $            2.83306
                                                                                                             --------------------

       4.  The amount of distribution in respect to the Class D Monthly Interest ........................... $            5.02889
                                                                                                             --------------------

III.  Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder ........................... $            1.79972
                                                                                                             --------------------

       2.  The total amount of distribution in respect to the Class B Noteholder ........................... $            2.18722
                                                                                                             --------------------

       3.  The total amount of distribution in respect to the Class C Noteholder ........................... $            2.83306
                                                                                                             --------------------

       4.  The total amount of distribution in respect to the Class D Noteholder ........................... $            5.02889
                                                                                                             --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal
            Receivables for the Monthly Period preceding such Payment Date ................................. $     372,712,804.46
                                                                                                             --------------------

       2.  The aggregate amount of such Collections with respect to Finance
            Charge and Administrative Receivables for the Monthly Period
            preceding such Payment Date .................................................................... $      44,455,818.30
                                                                                                             --------------------

       3.  Recoveries for the preceding Monthly Period ..................................................... $       1,031,890.95
                                                                                                             --------------------

       4.  The Defaulted Amount for the preceding Monthly Period ........................................... $      17,575,644.82
                                                                                                             --------------------

       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
            denominator is the average Receivables for the preceding Monthly Period ........................                 9.69%
                                                                                                             --------------------

       6.  The total amount of Principal Receivables in the trust at the beginning of the
             preceding Monthly Period ...................................................................... $   1,976,708,291.17
                                                                                                             --------------------

       7.  The total amount of Principal Receivables in the trust as of the last day of the
             preceding Monthly Period ...................................................................... $   2,025,756,994.10
                                                                                                             --------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
             the beginning of the preceding Monthly Period ................................................. $      46,817,805.98
                                                                                                             --------------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust as
             of the last day of the preceding Monthly Period ............................................... $      47,740,944.66
                                                                                                             --------------------

       10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
             the last day of the preceding Monthly Period .................................................. $   1,591,818,063.00
                                                                                                             --------------------

       11.  The Transferor Interest as of the last day of the preceding Monthly Period ..................... $     433,938,931.10
                                                                                                             --------------------

       12.  The Transferor Percentage as of the last day of the preceding Monthly Period ...................                21.42%
                                                                                                             --------------------

       13.  The Required Transferor Percentage .............................................................                 7.00%
                                                                                                             --------------------

       14.  The monthly principal payment rate for the preceding Monthly Period ............................               18.855%
                                                                                                             --------------------

       15.  The balance in the Excess Funding Account as of the last day of the
             preceding  Monthly Period ..................................................................... $                 --
                                                                                                             --------------------

       16   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                          Percentage             Aggregate
                                                           of Total               Account
                                                         Receivables              Balance
                                                         -----------              -------
(a) Delinquent between 30 days and 59 days                  1.796%            $ 37,241,230.18
(b) Delinquent between 60 days and 89 days                  1.615%            $ 33,487,953.44
(c) Delinquent between 90 days and 119 days                 1.274%            $ 26,411,160.78
(d) Delinquent between 120 days and 149 days                1.165%            $ 24,157,536.47
(e) Delinquent between 150 days and 179 days                0.991%            $ 20,547,628.84
(f) Delinquent 180 days or greater                          0.000%            $             -
                                                            ------            ---------------
(e) Aggregate                                               6.841%            $141,845,509.71
                                                            ======            ===============


V.  Information regarding Series 2000-C

       1.  The amount of Principal Receivables in the Trust  represented by the Invested
            Amount of Series 2000-C as of the last day of the related Monthly Period ....................... $       400,000,000.00
                                                                                                             ----------------------

       2.  The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2000-C on the last day of the related Monthly Period ................. $       400,000,000.00
                                                                                                             ----------------------
                                                                                               NOTE FACTORS

       3.  The amount of Principal Receivables in the Trust represented by the Class A
            Note Principal Balance on the last day of the related Monthly Period ............  1.0000        $       320,000,000.00
                                                                                                             ----------------------

       4.  The amount of Principal Receivables in the Trust represented by the Class B
            Note Principal Balance on the last day of the related Monthly Period ............  1.0000        $        38,000,000.00
                                                                                                             ----------------------

       5.  The amount of Principal Receivables in the Trust represented by the Class C
            Note Principal Balance on the last day of the related Monthly Period ............  1.0000        $        28,000,000.00
                                                                                                             ----------------------

       6.  The amount of Principal Receivables in the trust represented by the Class D
            Note Principal Balance on the last day of the related Monthly Period ............  1.0000        $        14,000,000.00
                                                                                                             ----------------------

       7.  The Floating Investor Percentage with respect to the period:

       May 1, 2002 through May 21, 2002 ....................................................................             20.2356616%
                                                                                                             ----------------------
       May 22, 2002 through May 31, 2002 ...................................................................             19.6588721%
                                                                                                             ----------------------

       8.  The Fixed Investor Percentage with respect to the period:

       May 1, 2002 through May 21, 2002 .. .................................................................           N/A
                                                                                                             ----------------------
       May 22, 2002 through May 31, 2002 ...................................................................           N/A
                                                                                                             ----------------------

       9. The amount of Investor Principal Collections applicable to Series 2000-C ......................... $        74,716,978.43
                                                                                                             ----------------------

       10a.  The amount of Available Finance Charge Collections on deposit in the
              Collection Account on the related Payment Date ............................................... $         7,147,175.22
                                                                                                             ----------------------

       10b.  The amount of Available Finance Charge Collections not on deposit in the
              Collection Account on the related Payment Date pursuant to Section 8.04(a)
              of the Master Indenture ...................................................................... $         1,778,705.02
                                                                                                             ----------------------

       11.  The Investor Default Amount for the related Monthly Period ..................................... $         3,473,886.37
                                                                                                             ----------------------

       12.  The Monthly Servicing Fee for the related Monthly Period ....................................... $           666,666.67
                                                                                                             ----------------------

       13.  Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period ..........................................                  26.78%
                                                                                                             ----------------------

                 b. The default rate for the related Monthly Period ........................................                  10.42%
                                                                                                             ----------------------

                 c. The Net Portfolio Yield for the related Monthly Period .................................                  16.36%
                                                                                                             ----------------------

                 d.  The Base Rate for the related Monthly Period ..........................................                   4.43%
                                                                                                             ----------------------

                 e.  The Excess Spread Percentage for the related Monthly Period ...........................                  11.93%
                                                                                                             ----------------------

                 f.  The Quarterly Excess Spread Percentage for the related Monthly Period .................                  13.08%
                                                                                                             ----------------------

                           I) Excess Spread Percentage related to            May-02                                           11.93%
                                                                                                             ----------------------

                           ii) Excess Spread Percentage related to           Apr-02                                           12.32%
                                                                                                             ----------------------

                           iii) Excess Spread Percentage related to          Mar-02                                           14.99%
                                                                                                             ----------------------

       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from May 20 through and including June 19, 2002.                                    1.84000%
                                                                                                             ----------------------

       15.  Principal Funding Account

                 a.  The amount on deposit in the Principal Funding Account on the related Payment Date
                       (after taking into consideration deposits and withdraws for the related Payment
                       Date) ............................................................................... $                    -
                                                                                                             ----------------------

                 b.  The Accumulation Shortfall with respect to the related Monthly Period ................. $                    -
                                                                                                             ----------------------

                 c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
                       treated as Available Finance Charge Collections ..................................... $                    -
                                                                                                             ----------------------

       16.  Reserve Account

                 a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
                       into consideration deposits and withdraws for the related Payment Date) ............. $                    -
                                                                                                             ----------------------

                 b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                       Account to be treated as Available Finance Charge Collections ....................... $                    -
                                                                                                             ----------------------

                 c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
                       treated as Available Finance Charge Collections ..................................... $                    -
                                                                                                             ----------------------

       17.  Cash Collateral Account

                 a.  The Required Cash Collateral Account Amount on the related Payment Date ............... $         7,000,000.00
                                                                                                             ----------------------

                 b.  The Available Cash Collateral Account Amount on the related Payment Date .............. $         7,000,000.00
                                                                                                             ----------------------

       18.  Investor Charge-Offs

                 a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ........... $                    -
                                                                                                             ----------------------

                 b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ........... $                    -
                                                                                                             ----------------------

       19.  The Monthly Principal Reallocation Amount for the related Monthly Period ....................... $                    -
                                                                                                             ----------------------


                       Advanta Bank Corp.
                       as Servicer

                       By:        /s/ MARK SHAPIRO
                       Name:      Mark Shapiro
                       Title:     Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING MAY 31, 2002


The information which is required to be prepared with respect to the Payment Date of June 20, 2002, and with respect to the performance of the Trust during the period of May 1, 2002 through May 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to
        the Class A Noteholder ...........................................................  $                 --
                                                                                            --------------------
              2.  The amount of distribution in respect to principal payment to
        the Class B Noteholder ...........................................................  $                 --
                                                                                            --------------------
              3.  The amount of distribution in respect to principal payment to
        the Class C Noteholder ...........................................................  $                 --
                                                                                            --------------------
              4.  The amount of distribution in respect to principal payment to
        the Class D Noteholder ...........................................................  $                 --
                                                                                            --------------------
II.  Information regarding the current monthly interest distribution to the
        Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly
        Interest .........................................................................  $            1.84278
                                                                                            --------------------
              2.  The amount of distribution in respect to the Class B Monthly
        Interest .........................................................................  $            2.31639
                                                                                            --------------------
              3.  The amount of distribution in respect to the Class C Monthly
        Interest .........................................................................  $            2.91917
                                                                                            --------------------
              4.  The amount of distribution in respect to the Class D Monthly
        Interest .........................................................................  $            5.89000
                                                                                            --------------------

III.  Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholder ..  $            1.84278
                                                                                            --------------------
              2.  The total amount of distribution in respect to the Class B Noteholder ..  $            2.31639
                                                                                            --------------------
              3.  The total amount of distribution in respect to the Class C Noteholder ..  $            2.91917
                                                                                            --------------------
              4.  The total amount of distribution in respect to the Class D Noteholder ..  $            5.89000
                                                                                            --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date .........  $     372,712,804.46
                                                                                            --------------------

              2.  The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date ............................................  $      44,455,818.30
                                                                                            --------------------

              3.  Recoveries for the preceding Monthly Period ............................  $       1,031,890.95
                                                                                            --------------------

              4.  The Defaulted Amount for the preceding Monthly Period ..................  $      17,575,644.82
                                                                                            --------------------

              5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoverie for the preceding Monthly
                  Period, and the denominator is the average Receivables for the
                  preceding Monthly Period ...............................................                  9.69%
                                                                                            --------------------

              6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ..............................  $   1,976,708,291.17
                                                                                            --------------------

              7.  The total amount of Principal Receivables in the trust as of
                  the last day of the preceding Monthly Period ...........................  $   2,025,756,994.10
                                                                                            --------------------

              8.  The total amount of Finance Charge and Administrative Receivables
                  in the Trust at the beginning of the preceding Monthly Period ..........  $      46,817,805.98
                                                                                            --------------------

              9.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust as of the last day of the preceding Monthly Period ...........  $      47,740,944.66
                                                                                            --------------------

              10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                   outstanding as of the last day of the preceding Monthly Period ........  $   1,591,818,063.00
                                                                                            --------------------

              11.  The Transferor Interest as of the last day of the preceding
                   Monthly Period ........................................................        433,938,931.10
                                                                                            --------------------

              12.  The Transferor Percentage as of the last day of the preceding
                   Monthly Period ........................................................                 21.42%
                                                                                            --------------------

              13.  The Required Transferor Percentage ....................................                  7.00%
                                                                                            --------------------

              14.  The monthly principal payment rate for the preceding Monthly
                   Period ................................................................                18.855%
                                                                                            --------------------

              15.  The balance in the Excess Funding Account as of the last day
                   of the preceding  Monthly Period ......................................  $                 --
                                                                                            --------------------

              16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:



                                                                            Percentage          Aggregate
                                                                             of Total            Account
                                                                           Receivables           Balance

                   (a) Delinquent between 30 days and 59 days                  1.796%         $ 37,241,230.18
                   (b) Delinquent between 60 days and 89 days                  1.615%         $ 33,487,953.44
                   (c) Delinquent between 90 days and 119 days                 1.274%         $ 26,411,160.78
                   (d) Delinquent between 120 days and 149 days                1.165%         $ 24,157,536.47
                   (e) Delinquent between 150 days and 179 days                0.991%         $ 20,547,628.84
                   (f) Delinquent 180 days or greater                          0.000%                     $--
                                                                   -------------------   ---------------------
                   (e) Aggregate                                               6.841%        $ 141,845,509.71
                                                                   ===================   =====================


V.  Information regarding Series 2001-A

              1.  The amount of Principal Receivables in the Trust represented by the Invested
                  Amount of Series 2001-A as of the last day of the related Monthly Period ...... $             300,000,000.00
                                                                                                  ----------------------------

              2.  The amount of Principal Receivables in the Trust represented by the Adjusted
                  Invested Amount of Series 2001-A on the last day of the related Monthly
                  Period ........................................................................ $             300,000,000.00
                                                                                                  ----------------------------
                                                                                   NOTE FACTORS
              3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000       $             240,000,000.00
                                                                                                  ----------------------------

              4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000       $              28,500,000.00
                                                                                                  ----------------------------

              5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000       $              21,000,000.00
                                                                                                  ----------------------------

              6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period .......................................     1.0000       $              10,500,000.00
                                                                                                  ----------------------------

              7.  The Floating Investor Percentage with respect to the period:

              May 1, 2002 through May 21, 2002 .................................................                    15.1767462%
                                                                                                  ----------------------------
              May 22, 2002 through May 31, 2002 ................................................                    14.7441540%
                                                                                                  ----------------------------

              8.  The Fixed Investor Percentage with respect to the period:

              May 1, 2002 through May 21, 2002 .................................................               N/A
                                                                                                  ----------------------------
              May 22, 2002 through May 31, 2002 ................................................               N/A
                                                                                                  ----------------------------

              9. The amount of Investor Principal Collections applicable to Series 2001-A ......  $              56,037,733.73
                                                                                                  ----------------------------

              10a.  The amount of Available Finance Charge Collections on deposit in the
                    Collection Account on the related Payment Date .............................  $               5,360,381.41
                                                                                                  ----------------------------

              10b.  The amount of Available Finance Charge Collections not on deposit in the
                    Collection Account on the related Payment Date pursuant to Section 8.04(a)
                    of the Master Indenture ....................................................  $               1,334,028.76
                                                                                                  ----------------------------

              11.   The Investor Default Amount for the related Monthly Period .................  $               2,605,414.76
                                                                                                  ----------------------------

              12.  The Monthly Servicing Fee for the related Monthly Period .....................  $                 500,000.00
                                                                                                  ----------------------------

              13.  Trust yields for the related Monthly Period

                           a. The cash yield for the related Monthly Period .....................                        26.78%
                                                                                                  ----------------------------

                           b. The default rate for the related Monthly Period ...................                       10.42%
                                                                                                  ----------------------------

                           c. The Net Portfolio Yield for the related Monthly Period ............                        16.36%
                                                                                                  ----------------------------

                           d.  The Base Rate for the related Monthly Period .....................                         4.53%
                                                                                                  ----------------------------

                           e.  The Excess Spread Percentage for the related Monthly Period ......                        11.83%
                                                                                                  ----------------------------

                           f.  The Quarterly Excess Spread Percentage for the related Monthly
                               Period ...........................................................                        12.98%
                                                                                                  ----------------------------

                                       I) Excess Spread Percentage related to        May-02                              11.83%
                                                                                                  ----------------------------

                                       ii) Excess Spread Percentage related to       Apr-02                              12.23%
                                                                                                  ----------------------------

                                       iii) Excess Spread Percentage related to      Mar-02                              14.88%
                                                                                                  ----------------------------

              14.  Floating Rate Determinations:

                 LIBOR for the Interest Period from May 20 through and including
                 June 19, 2002 ..................................................................                      1.84000%
                                                                                                  ----------------------------

              15.  Principal Funding Account

                           a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                               and withdraws for the related Payment Date)....................... $                         --
                                                                                                  ----------------------------

                           b.  The Accumulation Shortfall with respect to the related Monthly
                               Period ........................................................... $                         --
                                                                                                  ----------------------------

                           c.  The Principal Funding Investment Proceeds deposited in the
                               Collection Account to be treated as Available Finance Charge
                               Collections ...................................................... $                         --
                                                                                                  ----------------------------

              16.  Reserve Account

                           a.  The amount on deposit in the Reserve Account on the related
                               Payment Date (after taking into consideration deposits and
                               withdraws for the related Payment Date) .......................... $                         --
                                                                                                  ----------------------------

                           b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                               Charge Collections ............................................... $                         --
                                                                                                  ----------------------------

                           c.  Interest earnings on the Reserve Account deposited into the
                               Collection Account to be treated as Available Finance Charge
                               Collections ...................................................... $                         --
                                                                                                  ----------------------------

              17.  Cash Collateral Account

                           a.  The Required Cash Collateral Account Amount on the related
                               Payment Date ..................................................... $               5,250,000.00
                                                                                                  ----------------------------

                           b.  The Available Cash Collateral Account Amount on the related
                               Payment Date ..................................................... $               5,250,000.00
                                                                                                  ----------------------------

              18.  Investor Charge-Offs

                           a.  The aggregate amount of Investor Charge-Offs for the related
                               Monthly Period ................................................... $                         --
                                                                                                  ----------------------------

                           b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                               Payment Date ..................................................... $                         --
                                                                                                  ----------------------------

              19.  The Monthly Principal Reallocation Amount for the related  Monthly Period .... $                         --
                                                                                                  ----------------------------


                     Advanta Bank Corp.
                     as Servicer

                     By:          /s/ MARK SHAPIRO
                     Name:        Mark Shapiro
                     Title:       Assistant Vice President - Structured Finance